February 15, 2012 February 15, 2012 INVESTOR DAY INVESTOR DAY SVB Financial Group SVB Financial Group Exhibit 99.1

Overview and Strategy Overview and Strategy Greg Becker President & CEO February 15, 2012 2

Safe Harbor Disclosure
Safe Harbor Disclosure
› The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions.  Forward-looking statements are statements that are not historical facts.  We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
› We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2010, which was filed on
February 25, 2011, and our latest Quarterly Report on Form 10-Q.  These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements.  All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the
Company undertakes no obligation to update such forward-looking statements.
› All financial results are for SVB Financial Group, the parent company of Silicon
Valley Bank, unless otherwise noted.

What We Will Cover Today 4 4 What We Will Cover Today

Who we are and what we do Our recent financial performance Our growth strategy and expectations Summary and milestones for 2012 – 2015

6 6 Other Things We Will Cover Other Things We Will Cover

The cool things our clients do Our Mission: “Increasing our clients’ probability of success”

But First, A Few Introductions… 8 But First, A Few Introductions…

Greg Becker
President & CEO
Dave Jones
Chief Credit Officer
Joan Parsons
Head of U.S. Banking
Bruce Wallace
Chief Operations Officer
Mike Descheneaux
Chief Financial Officer
Who You Will Hear From Today

Marc Verissimo
Chief Risk Officer
Mary Dent
General Counsel
Brian Dennehy
Chief Marketing Officer
Chris Edmonds-Waters
Head of Human Resources
Harry Kellogg
Vice Chairman of
Silicon Valley Bank
John China
Head of Relationship
Management
Other Members of Our Team
Other Members of Our Team

A Mix of SVB-Grown and A Mix of SVB-Grown and Outside Talent Outside Talent

About SVB 12 About SVB

Our Mission 13 Our Mission

To increase our To increase our clients’ clients’ probability of probability of success success Build Deep Relationships Give Advice Make It Easy To Do Business With Us Solve Problems 14

Our Vision 15 Our Vision

To be the premier provider of financial services and thought leadership to innovation companies, of all sizes, and their investors, world-wide

Implementing Our Vision Implementing Our Vision Right Touch Value Added Innovation and Thought Leadership Diversified Product Set Focus Inception to Infinity Global Network

What Sets Us Apart? 18 What Sets Us Apart?

Differentiated Differentiated Focus on “innovation” markets Mainly balance sheet lender Strong deposit franchise Diversified revenue streams Global reach

THE bank for innovation companies More than 600 venture/ PE firm clients Global reputation Leader Leader

Established Established 30 years of supporting innovation 26 U.S. and 7 international offices $20.0 billion in total assets $35.5 billion in total client funds

A Look Back A Look Back

Our Balance Sheet Has Grown Our Balance Sheet Has Grown

And Our Bottom Line Has, Too And Our Bottom Line Has, Too

We Have Evolved…
We Have Evolved…
Venture backed
Venture backed
startups
startups
Limited cash
Limited cash
management
management
Limited
Limited
“private client
“private client
services”
services”
Technology
Technology
Domestic commercial
Domestic commercial
banking
banking
2002

From start-up to
From start-up to
$1B revenue
$1B revenue
Diversified
Diversified
Products &
Products &
Services
Services
Dedicated
Dedicated
Private Bank
Private Bank
Innovation
Innovation
Global Banking
Global Banking
2011
By Focusing on What We Do Well
By Focusing on What We Do Well

27

Awards and Recognition
Awards and Recognition
Best Companies to Work For in the U.S.
FORTUNE – 2012
America’s 10 Best Banks
Forbes – 2009, 2010 and 2011
Lender of the Year
Export-Import Bank of the U.S. – 2011
First U.S. commercial bank granted approval
to open a Joint Venture bank in China
Second largest wine industry lender
North Bay Business Journal

Who Are Our Clients? (And What Do They Do?) 29 Who Are Our Clients? (And What Do They Do?)

Networking Software Storage Life Science

Web and Social Venture Capital and Private Equity

From startup to standout to global standard ~50% Market Share <15% Market Share < 10% Market Share 32

What Do Our Clients Look Like?
What Do Our Clients Look Like?
Accelerator Growth Corporate Finance
Revenue Pre- revenue to $5m $5m $75m $75m +
Ownership
Private, Angel or VC
backing transition to Public
Public or Private
Product
Pre product, R&D
focus
Market entry, continued
R&D
Global product rollout
Management
Founder + startup
team
Specialized
management and
workforce
management,
Risk Profile Venture risk
risk
Business risk
–
Private, VC-backed,
Venture risk & Business
-
Professional
fully staffed

How Do We Support Our Clients?
How Do We Support Our Clients?
Accelerator Growth Corporate Finance
Advice
Investors
Service Providers
Benchmarking
CEO Boot camp
Investors
Benchmarking
M&A
Networking
Global Expansion
M&A
Networking
Credit
Venture Debt
Working Capital
Growth Capital
Working Capital
Mezzanine Debt
M&A Financing
Growth Capital
Working Capital
Mezzanine Debt
M&A Financing
Products
& Services
Deposit Services
Investments
Cash Management
Cards
Deposit Services
F/X
Cash  Management
Cards
Global
Investments
Global Cash
Management
Cards

Globally Globally

SVB Global Statistics SVB Global Statistics >$300 million of loans 8% of total deposits $24 billion of F/X trades $31 billion of international wires

37

What’s changing now
What’s changing now
Client Facing
Greater focus on “Mission”
Creating a truly “global” organization
Greater focus on individuals as clients
Deeper cross-selling, increased “wallet share”
Investing in talent (specialized expertise)

What’s changing now What’s changing now Leveraging technology as a “true” differentiator Lowering base costs (e.g. Tempe) Adding and developing talent Infrastructure/Support

Diversified Growth Across the Business
GLOBAL PLATFORM
New Global Core
Banking System
IT Backbone Upgrade
Enhanced Global
Payment System
Enhanced On-line/Mobile
Systems
PRODUCT LINES
Expanded Banking
Network
New Payment Solutions
New Products &
Services
Enhanced Credit
Solutions
CLIENT NEEDS
Client Experience
Corporate Finance
Segment
Growth Segment Private Bank
Israel India
UK and
Europe
China
GLOBAL MARKETS & REACH

Domestic Opportunity
Domestic Opportunity
Accelerator
Accelerator
Growth
Growth
Corp
Corp
Finance
Finance
VC/PE
VC/PE
Private
Private
Bank
Bank
Wine
Wine
Market
Direction
SVB
Opportunity
0-2 Years
SVB
Opportunity
3-5 Years
High Medium Low Growing Market Stable market

Global Opportunity
Global Opportunity
UK/
UK/
Europe
Europe
China
China
India
India
Israel
Israel
International
International
VC/PE
VC/PE
Market
Direction
SVB
Opportunity
0-2 Years
SVB
Opportunity
3-5 Years
High Medium Low Growing Market Stable market

Competitive Advantage 43 Competitive Advantage

SVB’s Competitive Advantages
SVB’s Competitive Advantages
Focus on our innovation sector
Reputation and long-term commitment
Innovation in products, services and
delivery
Remarkable client service and ease of
use
Ability to recruit, attract and retain the
best people

Financial Performance 45 Financial Performance

We Have Performed Well Against Our Peers We Have Performed Well Against Our Peers ROE Source for median ROE: SNL Financial

Financial Goals 2012–2015
Financial Goals 2012–2015
*”Core” excludes gains/losses on investment securities and gains/losses on equity warrants
High-Performing Bank
~10%+ ROE in low rate environment
~15%+ in normal rate environment
High Growth
~15%+ Core* EPS growth rate per year
~20%+ with increasing rates
with flat rates

Takeaways
Takeaways
We are evolving into a global bank.
Our clients are innovative and high
growth.
Our model is unique and defensible.
We have significant growth prospects
and a plan for realizing them.
We expect to deliver “high performing”
financial results.

Financial Performance and Outlook Financial Performance and Outlook Mike Descheneaux Chief Financial Officer February 15, 2012

Overview Overview Recap of historical financial performance Insight into capital management SVB’s Outlook vs. The Street

All-Time Highs/Bests in 2011 All-Time Highs/Bests in 2011 Assets Loans Available-For-Sale Investment Securities Deposits

All-Time Highs/Bests in 2011 All-Time Highs/Bests in 2011 Net Income Earnings Per Share Net Interest Income Foreign Exchange Fees Credit Card Fees Net Charge-offs Expenses

Historical Financial Performance Historical Financial Performance

Assets at All-Time High Assets at All-Time High

Loans at All-Time High Loans at All-Time High

AFS Securities at All-Time High AFS Securities at All-Time High Yield

Deposits at All-Time High Deposits at All-Time High

Strong Deposit (and Client Funds) Franchise Strong Deposit (and Client Funds) Franchise Billions

Strong Deposit (and Client Funds) Franchise
Strong Deposit (and Client Funds) Franchise
Organic Factors
Highly liquid clients
Clients performing well
New client acquisition
Other Factors
Safety of the balance sheet
(unlimited FDIC insurance)
Low rate environment

Balance Sheet at 12/31/11
Balance Sheet at 12/31/11
Assets:  $20.0B
$10.5B
AFS Securities
$1.0B
Non-Marketable
Securities
(VC Investments)
*
$6.9B
Net Loans
$0.4B
Other Assets
$1.1B Cash & Cash
Equivalents
* Net of non-controlling interests, non-marketable
securities were $357 million.  Non-GAAP Number.
Please see our most recent financial releases for
more information.

Balance Sheet at 12/31/11 Balance Sheet at 12/31/11 Liabilities: $17.7B $11.9B Non-Interest-Bearing Deposits $4.8B Interest-Bearing Deposits $0.6B Long-Term Debt $0.4B Other Liabilities

Net Income at All-Time High Net Income at All-Time High 0.0% 5.0% 10.0% 15.0% 20.0% $0 $50 $100 $150 $200 2007 2008 2009 2010 Net Income ROE Millions 2011 $120.3 $171.9

Net Interest Income At All-Time High
Net Interest Income At All-Time High
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
$0
$100
$200
$300
$400
$500
$600
2007 2008 2009 2010
Net interest Income
Net Interest Margin
Millions
2011

EPS at All-Time High EPS at All-Time High $3.28 $3.94 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2007 2008 2009 2010 2011

Warrant Income Highest Since 2000 Warrant Income Highest Since 2000 $23.5 $37.4 $0 $10 $20 $30 $40 2007 2008 2009 2010 2011 Millions

Warrant Income Vs. the Nasdaq Warrant Income Vs. the Nasdaq Millions $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 1,000 1,400 1,800 2,200 2,600 3,000 2007 2008 2009 2010 2011 Warrant Income Nasdaq

F/X Fee Income at All-Time High F/X Fee Income at All-Time High $0 $10 $20 $30 $40 $50 2007 2008 2009 2010 2011 Millions 2011 FX Volumes = $24 Billion $25.8 $43.9

Credit Card Fee Income at All-Time High Credit Card Fee Income at All-Time High $5.8 $18.7 $0 $10 $20 2007 2008 2009 2010 2011 Millions

Net Charge-offs At Very Low Levels Net Charge-offs At Very Low Levels Millions $12.3 $40.6 $125.1 $34.5 $1.2 ($20) $30 $80 $130 2007 2008 2009 2010 2011 -

$318.6
$492.2
1,145
0
400
800
1200
1600
$0
$250
$500
2007 2008 2009 2010 2011
Millions
FTE
1,451
Expenses at All-Time High
Expenses at All-Time High
* Non-GAAP number. Please see our most recent financial releases for more information
Non-Interest Expense*
FTE

Operating Efficiency Ratio Operating Efficiency Ratio * Non-GAAP number. Please refer to our most recent financial releases for more information

2007 2008 2009 2010 2011
Diluted Earnings Per
Share
$3.28 $2.16 $0.66 $2.24 $3.94
Net Income Available to
Common Stockholders
$120.3M $73.6M $22.7M $95.0M $171.9M
Average Loans
(Change)
$3.5B
(+22.2%)
$4.6B
(+31.5%)
$4.7B
(+1.4%)
$4.4B
(-5.6%)
$5.8B
(+31.1%)
Average Deposits
(Change)
$4.0B
(+1.03%)
$4.9B
(+23.6%)
$8.8B
(+79.6%)
$12.0B
(+36.8%)
$15.6B
(+29.4%)
Average AFS Securities $1.4B $1.3B $2.3B $5.3B $9.4B
Net Interest Margin 7.19% 5.72% 3.73% 3.08% 3.08%
Net Interest Income $375.8 $368.6M $382.2M $418.1M $526.3M
Non-Interest Income $221.0M $152.4M $97.7M $247.5M $382.3M
Net Charge-Offs
(Recoveries)/ Total
Average Gross Loans
0.35% 0.87% 2.64% 0.77% (0.02%)
Non-Interest Expense $346.5M $312.9M $343.9M $422.8M $500.6M
Financial Highlights: 2007 -
Financial Highlights: 2007 -
2011
2011

Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011
Diluted Earnings Per
Share
$0.41 $0.76 $1.50
(1)(2)
$0.86 $0.81
Net Income Available to
Common Stockholders
$17.5M $33.0M $65.8M
(1)(2)
$37.6M $35.6M
Average Loans
(Change)
$5.0B
(+11.3%)
$5.3B
(+6.1%)
$5.5B
(+4.2%)
$6.0B
(+8.6%)
$6.4B
(+6.5%)
Average Deposits
(Change)
$13.3B
(+11.6%)
$14.7B
(+10.3%)
$15.3B
(+4.1%)
$15.8B
(+3.5%)
$16.5B
(+4.5%)
Net Interest Margin 2.74% 2.96% 3.13% 3.13% 3.10%
Net Interest Income  $104.5M $120.3M $130.5M $135.5M $140.1M
Non-Interest Income $71.9M $90.0M $123.7M
(1)
$95.6M $73.1M
Net Charge-Offs
(Recoveries) /Total
Average Gross Loans
0.57% (0.19%)
(5)
0.00%
(4)
(0.15%)
(3)
0.22%
Non-Interest Expense $115.9M $117.4M $121.0M
(2)
$127.5M $134.7M
Recent Quarterly Results
Recent Quarterly Results
(3) Represents net recoveries of $2.3M.
(4) Represents net charge-offs of $30K.
(5) Represents net recoveries of $2.5M.
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities.
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps.

Capital Capital

Solid Capital Ratios Solid Capital Ratios • TCE/TA and TCE/RWA are non-GAAP numbers; please refer our most recent financial releases for more information.

Solid Capital Ratios
Solid Capital Ratios
1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports.  Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases.
2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer our most recent financial releases for more information.
2)
2)

Asset Growth Drove Bank Leverage Ratio in 2011
Asset Growth Drove Bank Leverage Ratio in 2011
6.00%
6.50%
7.00%
$0
$5
$10
$15
$20
Q410 Q111 Q211 Q311 Q411
Billions
Average Assets (Bank Only) Bank Tier 1 Leverage Ratio
6.82%
$18.30
$15.40
6.87%

Solid Earnings Stabilized the Ratio Solid Earnings Stabilized the Ratio Q410 Q111 Q211 Q311 Q411 Bank Quarterly Earnings Quarterly earnings $25.0M $37.0M

Capital Management Levers
Capital Management Levers
Continued earnings growth
Targeted off-balance sheet initiatives
Use of cash and investments at holding
company
Sales of AFS securities
Debt issuance at holding company
Equity issuance at holding company

SVB’s Outlook SVB’s Outlook vs. The Street vs. The Street

Street Estimates: EPS and ROE*
Street Estimates: EPS and ROE*
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.

Business Driver
Business Driver
2012 outlook
*
Average loans Mid twenties percent increase
Average deposits Low teens percent increase
Net interest income High teens percent increase
Net interest margin Between 3.20% and 3.30%
Our 2012 Outlook
Our 2012 Outlook
* Outlook is for the full year 2012 as compared to the full year 2011.  Please see our most recent financial releases for more information.

Business Driver
Business Driver
2012 outlook
1)
Allowance for loan
losses
2)
Comparable to 2011 levels of
1.23%
Net loan charge-offs
Between 0.40% and 0.70% of
average total gross loans
Non-performing
loans
3)
Lower than 2011 levels of 0.52%
“Core” Fees
4)
Mid teens percent increase
Non-Interest Expense
5)
High single digit percent increase
Our 2012 Outlook
Our 2012 Outlook
1)
  Outlook is for the full year 2012 as compared to the full year 2011.  Please see our most recent financial releases for more information.
2)
  Allowance for total gross performing loans as a percent of total gross performing loans.
3)
  Non-performing loans as a percentage of total gross loans.
4)
  “Core fees include fees for deposit services, letters of credit, credit card, client investment, and foreign exchange, in aggregate.
5)
  Non-interest expense outlook excludes expenses related to non-controlling interests.

22.1%
35.9%
10.0%
20.0%
30.0%
40.0%
SVB’s 2012
Outlook:
Mid 20%
Growth
SVB’s Outlook
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.
Street Estimates vs. SVB: Average Loans*

Our Assumptions
Upside
Downside
pre-recession  levels
growth in 2012
among our clients
spending
markets
Drivers: Average Loans
Drivers: Average Loans
Modest economic
Continued strength
Continued healthy tech
Stabilizing IPO/M&A
Stabilizing VC investment
Strong economic growth
Strong IPO/M&A markets
VC investment returns to
Lethargic economic
recovery
Decreased technology
spending
Deleveraging by clients
Adverse global events

10.8%
17.4%
5.0%
10.0%
15.0%
20.0%
SVB’s 2012
Outlook:
Low teens
% Growth
SVB’s Outlook
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.
Street Estimates vs. SVB: Average Deposits*

Our Assumptions
Modest economic growth
in 2012
VC Investment improves
but remains low
Strong tech spending
Success of initiatives to
increase off-balance
sheet funds
Drivers: Average Deposits
Higher Deposit Drivers
Strong economic growth
Increased VC Fundraising
Increased IPO activity
Continued low interest rates
New client acquisition
Lower Deposit Drivers
Strong client adoption of
off-balance sheet products
Continued economic
malaise or downturn
Decrease in tech spending
Increased interest rates
Slowdown in formation of
start-up companies and
their acquisition by SVB

14.8%
26.2%
0.0%
10.0%
20.0%
30.0%
SVB’s 2012
Outlook:
High teens
% Growth
Outlook
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.
SVB’s
Street Estimates vs. SVB: Net Interest Income*

Our Assumptions
No increase in Fed
Funds rate in 2012
Slower deposit growth
Steady investment
rates and duration
Mid-20s% loan growth
Success in moving
funds off the balance
sheet
Drivers: Net Interest Income
Drivers: Net Interest Income
Upside
Rising rate environment
Continued strong deposit
growth
Strong loan growth
Downside
Movements from demand
deposits to interest-bearing
accounts
Declining loan balances

SVB’s
Outlook
SVB’s 2012
Outlook:
Between
3.20% and
3.30%
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.
3.16%
3.27%
3.34%
3.10%
3.20%
3.30%
3.40%
Street Estimates vs. SVB: Net Interest Margin*

No increase in Fed Funds
rate in 2012
Slower deposit growth
overall
Steady investment rates and
duration
Modest extension of
investment portfolio
duration
Mid-20s% loan growth
Success in moving funds
off the balance sheet
Drivers: Net Interest Margin
Rising rate environment
Demand deposit growth that
outpaces total deposit growth
Strong loan growth
Movements from demand
deposits to interest-bearing
accounts
Declining loan balances
Our Assumptions
Upside
Downside

SVB’s 2012
Outlook:
Mid teens
% Growth
• “Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.  Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.
14.8%
26.2%
10.0%
20.0%
30.0%
SVB’s Outlook
Street Estimates vs. SVB: “Core” Fee Income*

Modest economic
growth in 2012
Continued strength
among our clients
Continued solid
demand for FX and
credit card products
Drivers: “Core” Fee Income
Significant economic
improvement
Significantly stronger large
client acquisition
Significant increase in
demand for non-credit
products
Longer client retention
Continued economic
malaise or downturn
Decrease in tech spending
Adverse global events
Competitive pricing
pressures
Our Assumptions
Upside
Downside

SVB’s Outlook
Street Estimates vs. SVB: Non-interest Expense*
Street Estimates vs. SVB: Non-interest Expense*
SVB’s 2012
Outlook:
High single
digits %
growth
• Excludes expenses related to non-controlling interests.  Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary.  Please refer to analyst reports before forming any conclusions.
8.0%
12.6%
15.4%
5.0%
10.0%
15.0%
20.0%

Drivers: Non-Interest Expense
Accelerators
Exceptional business
Rapid business/ headcount
Higher credit costs
Decelerators
Below target performance
Lack of business
performance
growth
development activity
Our Assumptions
Compensation at
Increased headcount
related to business
development
Building infrastructure
to service global needs
Impact of efficiency
measures (Tempe)
targeted levels

Street Estimates vs. SVB: Net Charge-Offs*
Street Estimates vs. SVB: Net Charge-Offs*
SVB’s 2012
Outlook:
Between
0.40% to
0.70% of
average total
gross loans
* Based on published  reports providing estimates as of 02/01/12.  Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.

Modest economic
growth in 2012
Continued strength
among our clients
VC Investment improves
but remains low
Solid pace of M&A for
our clients
Drivers: NCOs/Loans
Drivers: NCOs/Loans
Strong economic
improvement
Significant increase in VC
investment
Significant increase in
M&A/IPO activity
Economic deterioration
Slowdown in tech spending
Significant slowdown in VC
investment
Significant slowdown in
liquidity events
Our Assumptions
Positive
Negative

Street Estimates vs. SVB: ALLL*
Street Estimates vs. SVB: ALLL*
SVB 2012
Outlook:
Comparable
to 2011
Levels of
1.23%
*SVB outlook is for ALLL for total gross performing loans as a percentage of total gross performing loans.  Based on published  reports providing estimates as of 02/01/12.
Certain estimates and adjustments have been made where necessary. Please refer to analyst reports before forming any conclusions.

Drivers: ALLL
Drivers: ALLL
Positive
Strong economic
improvement
Significant increase in
VC investment
Significant increase in
M&A/IPO activity
Negative
Economic deterioration
Slowdown in tech spending
Significant slowdown in
VC investment
Significant slowdown in
liquidity events
Strong client
performance
Modest economic
growth
VC Investment
improves but remains
low
Strong tech spending
Our Assumptions

Strong client
performance
Modest economic
growth
Modest improvement in
VC investment
Angels/Corporate
venture continue to
expand their role
Investment Securities and
Equity Warrant Drivers
Strong economic
improvement
Significant increase in VC
investment
Significant increase in
M&A/IPO activity
Economic deterioration
Slowdown in tech spending
Significant slowdown in VC
investment
Significant slowdown in
liquidity events
Notable decline in stock
market
Our Assumptions
Upside
Negative

Upside Drivers for ROE
Upside Drivers for ROE
Rising interest rates
Economic recovery
Loan growth
Non-credit income
Efficiency ratio (operating leverage)
Investments in the platform to support growth
Recovering M&A and IPO activity
Warrant gains
Private Equity & VC-related investments

Higher Loan Balances Will Benefit Us
Higher Loan Balances Will Benefit Us
Growth in
Growth in
Overall Loan
Overall Loan
Balances ($$)
Balances ($$)
Changes in
Changes in
Net Interest
Net Interest
Income
Income
(tax effected)
(tax effected)
Incremental
Incremental
EPS Effect
EPS Effect
Incremental
Incremental
ROE Effect
ROE Effect
Net Interest
Net Interest
Margin Effect
Margin Effect
+250 million +$10.0M $0.23 +0.5% +0.09%
+500 million +$20.0M $0.46 +0.9% +0.18%
+750 million +$30.0M $0.69 +1.4% +0.27%
+1 billion +$40.1M $0.92 +1.8% +0.36%
We expect each $250 million increase in loan volume to
We expect each $250 million increase in loan volume to
contribute approximately $0.23 to EPS*
contribute approximately $0.23 to EPS*
* Estimates are based on static balance sheet and assumptions as of 12/31/11

Rate Increases Will Benefit Us Significantly
Rate Increases Will Benefit Us Significantly
Changes in
Changes in
Fed Funds
Fed Funds
Rate
Rate
(basis points)
(basis points)
Changes in
Changes in
Net Interest
Net Interest
Income
Income
(tax effected)
(tax effected)
Incremental
Incremental
EPS Effect
EPS Effect
Incremental
Incremental
ROE Effect
ROE Effect
Net Interest
Net Interest
Margin Effect
Margin Effect
+75 +$16.8M $0.39 +0.8% +0.15%
+100 +$26.4M $0.61 +1.2% +0.24%
+200 +$65.3M $1.51 +3.0% +0.59%
+300 +$104.4M $2.41 +4.6% +0.95%
* Tax-effected; estimates are based on static balance sheet and assumptions as of 12/31/11
We expect
We expect
each
each
25
25
bps
bps
increase
increase
in
in
the
the
Fed
Fed
Funds
Funds
rate
rate
to
to
contribute
contribute
approximately
approximately
$5
$5
–
–
$9
$9
million
million
to
to
Net
Net
Interest
Interest
Income*
Income*

Takeaways
Takeaways
Our earnings are primarily driven by core
banking activities
We have consistently performed well over the
long term
We remain focused on managing expense
growth
We expect solid growth in 2012
Longer term, we expect improved leverage
from investments in our platform

Loans: What’s Driving Loans: What’s Driving Growth? Growth? Dave Jones – Chief Credit Officer Joan Parsons – Head of U.S. Banking February 15, 2012

Our Loan Portfolio Reflects Our Focus Our Loan Portfolio Reflects Our Focus

What’s Happened in 10 Years?
What’s Happened in 10 Years?
We have increased our share of larger,
more stable credit clients
Early stage loans have become a
smaller portion of the portfolio
Average loan size has increased from
$0.6M to $1.8M
Credit quality has become more stable

Focused but well diversified
within technology lending
Total Loan Portfolio
$7.0 Billion as of 12/31/11
A Diversified, Well-Performing Portfolio
A Diversified, Well-Performing Portfolio
Early Stage Loans
$487 Million (7% of Total Portfolio)
Technology and Life Sciences Portfolio Only
$4.3 Billion (62% of Total Portfolio)
We have increased our share of
larger company clients

Loan Growth Loan Growth Drivers Drivers 111

Recent Loan Growth Drivers Recent Loan Growth Drivers SVB Growth Initiatives Segmentation Global expansion Private Bank Continued client activity and momentum

Larger Clients Are Driving Growth Larger Clients Are Driving Growth

Loan Growth Dynamics Loan Growth Dynamics Increase in average loan size Higher utilization of commitments Change in client mix

Larger Loans Larger Loans 115

Dynamic Larger Loan Balances Dynamic Larger Loan Balances

Dynamic Larger Loan Balances Dynamic Larger Loan Balances *Average life over 20 quarters of loans larger than $20MM by Segment

Dynamic Larger Loan Balances Dynamic Larger Loan Balances

Dynamic Larger Loan Balances Dynamic Larger Loan Balances *Average life over 20 quarters of loans larger than $20MM

Larger Clients Deliver Higher ROE
Larger Clients Deliver Higher ROE
Early Stage Growth
Corporate
Finance
Average loan
size
$0.5 million $2.3 million $6.6 million
Use of
non-credit
products
Low High High
Global
activity
Low High High

Domestic Opportunity
Domestic Opportunity
Accelerator Growth
Corp
Finance
VC/PE
Private
Bank
Wine
Market
Direction
SVB
Opportunity
0-2 Years
SVB
Opportunity
3-5 Years
High Medium Low Growing Market Stable market

Credit Quality Credit Quality

Low Historic Credit Costs
Low Historic Credit Costs
1%
0%
1%
2%
3%
4%
5%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
NPLs as % of Total Gross Loans
NCOs as % of Total  Average Gross Loans
NCOs:
Historical Average: 0.51%
Outlook: 0.40% - 0.70%
NPLs:
Historical Average: 0.69%
Outlook: <0.52%

Positive Outlook for Credit Quality
Positive Outlook for Credit Quality
Outlook
Outlook
1) Outlook is for the full year 2012 as compared to the full year 2011.  Please see our most recent financial releases for more information.
2) Allowance for total gross performing loans as a percent of total gross performing loans
3) Non-performing loans as a percentage of total gross loans
Business Driver
2012 outlook
1)
Allowance for loan losses
2)
Comparable to 2011 levels of
1.23%
Net loan charge-offs
Between 0.40% and 0.70% of
average total gross loans
Nonperforming loans
3)
Lower than 2011 levels of
0.52%

Longer-Term Credit Drivers
Longer-Term Credit Drivers
Continued positive client performance
and strength in client industries
Gradual economic recovery
Solid pace of M&A for our clients
Continued early-stage investment

Takeaways
Takeaways
High-quality, diversified loan portfolio
Recent growth from larger loans to larger
clients
These clients typically have more stable
credit experiences and use more fee-
based products
Early-stage smaller, but remains strategic
Significant growth from segmentation
and global initiatives

Building a Scalable Building a Scalable Platform For Growth Platform For Growth Bruce Wallace Chief Operations Officer February 15, 2012

Overview
Overview
Focus on key growth areas
What we’re doing to grow
Investing in people, products and
infrastructure
New global capabilities
How we’re working with clients
Results: today and in the future

Diversified Growth Across the Business
UK and
Europe
China Israel India
GLOBAL MARKETS & REACH
Growth Segment
Corporate Finance
Segment
Private Bank Client Experience
CLIENT NEEDS
New Products &
Services
Enhanced Credit
Solutions
Expanded Banking
Network
New Payment Solutions
PRODUCT LINES
New Global Core
Banking System
Enhanced Global
Payment System
IT Backbone Upgrade
Enhanced On-line/Mobile
Systems
GLOBAL PLATFORM

What We’re What We’re Doing to Grow Doing to Grow Investing in people Developing new products and services Enhancing our infrastructure …GLOBALLY

People People

Investing in People Investing in People Global banking experience Domain expertise Global shared services model

Supporting Our Global Expansion
Supporting Our Global Expansion
New  Senior Management
Positions
Head of Global Transaction Banking
Head of Product Development and
Head of Global Treasury Sales
Head of Global Payment Solutions
Channel Delivery

Products & Products & Services Services

Products & Products & Services Services

New Products & New Products & Services Services Mobile Merchant Services Enterprise Sweep accounts (off-balance sheet) Smart Data Expense Management

New Products & New Products & Services Services Smart Chip Payment Solutions Global Payment Services Offshore RMB (Global Treasury Services)

Enhancing Our Infrastructure Enhancing Our Infrastructure

Enhancing Our Infrastructure Enhancing Our Infrastructure Global banking platform Integrated channel delivery solutions Industry-leading client experience Strengthening our IT and information security

Enterprise
Infrastructure
Channel Delivery
Global Expansion
Investment in Our Growth
Investment in Our Growth
Other
47%
28%
19%
7%
Project Portfolio Spend = 15% of Total Operations and
Project Portfolio Spend = 15% of Total Operations and
IT Budget in 2011
IT Budget in 2011

What Do We Expect in 2012?
What Do We Expect in 2012?
Projected Project Portfolio Spend = 19% of Total
Projected Project Portfolio Spend = 19% of Total
Operations and IT Budget in 2012
Operations and IT Budget in 2012
Other
59%
20%
16%
8%
Enterprise
Infrastructure
Global Expansion
Channel Delivery

How It Translates into Our Capabilities
How It Translates into Our Capabilities
CAGR 2009-2011 (Dollar volumes)
CAGR 2009-2011 (Dollar volumes)
Foreign Exchange Trades
35%
International Payments
75%
Global Treasury Accounts
40%
Multi-Currency Balances
62%
Card Transactions
73%

How It Translates into Our Capabilities How It Translates into Our Capabilities

How We’re Working With Clients How We’re Working With Clients

Our Global Platform Is Driving Growth
Our Global Platform Is Driving Growth
Global Treasury Management and Payment Services
continue to be critical to long-term earnings growth
$57
$106
$0
$20
$40
$60
$80
$100
$120
2007 2008 2009 2010 2011
Millions

Numbers Don’t Tell the Whole Story
Numbers Don’t Tell the Whole Story
Revenues and relationships we would not
have captured without global presence
Cross-border activity
Higher per-client use of international
products
Increased client activity enabled by a single
global platform
Our investments are generating
significant indirect revenues

Takeaways
Takeaways
We are investing in a scalable
infrastructure for growth
Our investments are enabling us to
provide global products and
services to clients
Client service and client experience
remain key competitive advantages
for us

Summary and Milestones Summary and Milestones Greg Becker - President & Chief Executive Officer Mike Descheneaux - Chief Financial Officer February 15, 2012

What We Covered Today What We Covered Today Who we are and what we do Our recent financial performance Our growth strategy and expectations The cool things our clients do.

Financial Goals 2012–2015
Financial Goals 2012–2015
* “Core” excludes gains/losses on investment securities and gains/losses on equity warrants
High-Performing Bank
~10%+ ROE in low rate environment
~15%+ in normal rate environment
High Growth
~15%+ Core * EPS growth rate per year
with flat rates
~20%+ with increasing rates

What Else Do We Track? Net Promoter Score Employee engagement Revenue growth (excluding warrants and securities)/expense growth Product penetration Market share

Summary
Summary
We are a differentiated global bank
with a long history of
outperformance
We have consistently made the right
decisions to foster long-term growth
Our focus on innovation markets
offers us a unique opportunity for
growth

Summary Summary Our experience, expertise and capabilities give us a significant competitive advantage We have the ability and the means to execute on our growth plans